Exhibit 10.1.a.

               CHUBB GROUP OF INSURANCE COMPANIES

 15 Mountain View Road, P.O. Box 1615, Warren, New Jersey 07061-
                              1615
 ______________________________________________________________

                 GENERAL AGREEMENT OF INDEMNITY

    WHEREAS, the undersigned (hereinafter individually and collectively called "Indemnitor") desires FEDERAL INSURANCE COMPANY or any of its subsidiary or affiliated insurers (hereinafter called "Company") to execute bonds including undertakings and other like obligations (hereinafter referred to as bond or bonds) on its behalf or on behalf of any of its subsidiaries or on behalf of any subsidiary or a subsidiary or successive subsidiaries, direct or indirect, now existing or hereafter created (hereinafter called "Subsidiaries") or on behalf of any one or more of them and also desires the execution of bonds on behalf of individuals, partnerships or corporations, limited liability companies or any other similarly unincorporated associations of members (hereinafter called "Affiliates").

  WHEREAS, from time to time either the Indemnitor or one of more of its Subsidiaries may be participant in joint ventures with others, and bonds will be required on behalf of the Indemnitor or one or more of its Subsidiaries along with the other participants in such joint ventures.

   NOW, THEREFORE, in consideration of the Company executing said bond or bonds, and the undersigned Indemnitor hereby requests the execution thereof, and in consideration of the sum of One Dollar paid to the Indemnitor by said Company, the receipt whereof is hereby acknowledged, the Indemnitor being benefited by the execution and delivery of said bond or bonds, hereby agrees that it will at all times jointly and severally indemnify and save harmless said Company from and against any and all loss, damage or expense, including court costs and attorneys' fees, which it shall at any time incur by reason of its execution and/or delivery of said bond or bonds or its payment of any claim or liability thereunder and will place the said Company in funds to meet all its liability under said bond or bonds promptly on request and before it may be required to make any payment thereunder and that the voucher or other evidence of payment by said Company of any such loss, damage, expense, claim, or liability shall be prima facie evidence of the fact and amount of said Indemnitor's liability to said Company under this Agreement.

   IT  IS  UNDERSTOOD AND AGREED that Indemnitor will,  upon  the written request of the Company, promptly procure the full and complete discharge of the Company from any bonds specified in such request and all liability by reason thereof. If such full and complete discharge is unattainable, the Indemnitor will, if requested by the Company, promptly provide the Company an irrevocable letter of credit acceptable to the Company, as collateral, in an amount sufficient to cover all undischarged liability under such specified bond or bonds, or promptly make other provisions acceptable to the Company to fully collateralize the aforesaid undischarged liability. Indemnitor further agrees that, in the event of its breach of its obligation to collateralize the undischarged liability under all specified bonds, the Company will have no adequate remedy at law and shall therefore be entitled to specific performance of the Indemnitor's obligation to collateralize such undischarged liability. The Company's failure to act to enforce its right to specific performance hereunder shall not be construed as a waiver of that right, which may be enforced at any time at the Company's sole discretion.

   IT IS UNDERSTOOD AND AGREED that with respect to any bonds on behalf of Indemnitor, or any Subsidiary participating in a joint venture that if specific application is filed with the Company for such bonds the liability of the Indemnitor to the Company with respect to such joint venture bonds shall be limited to the amount expressly set forth in said application.

   IT IS UNDERSTOOD AND AGREED that all of the terms, provisions, and conditions of this Agreement shall be extended to and for the benefit not only of the Company either as a direct writing company or as a co-surety or reinsurer but also for the benefit of any surety or insurance company or companies with which the Company may participate as a co-surety or reinsurer and also for the benefit of any other company which may execute any bond or bonds at the request of the Company on behalf of Indemnitor or any of its Subsidiaries or Affiliates.

   IT IS FURTHER UNDERSTOOD AND AGREED that said Indemnitor, its heirs, successors and assigns are jointly and severally bound by the foregoing conditions of this Agreement.

   IN WITNESS WHEREOF said Indemnitor has signed this instrument under seal this 23rd day of May, 2002.

STRATEGIC ENERGY, L.L.C. (Seal)    GREAT PLAINS ENERGY INC.(Seal)

By:  /s/ Richard M. Zomnir         By:  /s/ Andrea F. Bielsker

_______________________________

By: ___________________________    ____________________________
                                                  Individually
_______________________________

By: ___________________________    ____________________________
                                                  Individually
_______________________________

                 CERTIFICATE OF ACKNOWLEDGEMENT

State of Pennsylvania    )
County of Allegheny      )

     On May 23, 2002 before me Eileen L. Parson personally appeared Richard M. Zomnir personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature  /s/ Eileen L. Parson    (Seal)

                 CERTIFICATE OF ACKNOWLEDGEMENT

State of Pennsylvania    )
County of Allegheny      )

     On May 23, 2002 before me Eileen L. Parson personally appeared Andrea F. Bielsker, Senior Vice President Finance, Chief Financial Officer & Treasurer personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature  /s/ Eileen L. Parson    (Seal)

                 CERTIFICATE OF ACKNOWLEDGEMENT

State of Pennsylvania    )
County of Allegheny      )

     On              before me
personally appeared
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature                          (Seal)

                 CERTIFICATE OF ACKNOWLEDGEMENT

State of Pennsylvania    )
County of Allegheny      )

     On              before me
personally appeared
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature                          (Seal)